UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road
Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                             (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on December 15, 2014 (the “Initial 8-K”) by Cott Corporation (“Cott”) to include, among other things, certain financial information relating to Cott’s acquisition of DSS Group, Inc. and its subsidiaries (collectively “DSS”) that was consummated on December 12, 2014 (the “DSS Acquisition”). This Form 8-K/A amends and restates in its entirety Item 9.01(a) and Item 9.01(b) of the Initial 8-K. All of the other Items in the Initial 8-K remain the same and are not affected by this Amendment No. 1.

This pro forma financial information gives effect to certain pro forma events related to Cott’s acquisition of DSS and Aimia Foods Holdings Limited (“Aimia”) and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-transaction combined company.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	The audited financial statements of DSS Group, Inc. as of December 27, 2013 (successor entity) and December 28, 2012 (predecessor entity) and for the periods from June 29, 2013 to December 27, 2013 (successor entity), from December 29, 2012 to August 30, 2013 (predecessor entity) and for each of the two years in the period ended December 28, 2012 (predecessor entity) are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(ii)	The unaudited interim financial statements of DSS Group, Inc. as of September 26, 2014 and for the nine months ended September 26, 2014, and for the period from June 29, 2013 to September 27, 2013 (successor entity) and the period from December 29, 2012 to August 30, 2013 (predecessor entity) are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 27, 2014, the unaudited pro forma condensed combined statement of operations for the year ended December 27, 2013, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 27, 2014 are attached hereto as Exhibit 99.3 and incorporated in their entirety herein by reference.

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for DSS Group, Inc.

99.1	Audited financial statements of DSS Group, Inc. as of December 27, 2013 (successor entity) and December 28, 2012 (predecessor entity) and for the periods from June 29, 2013 to December 27, 2013 (successor entity), from December 29, 2012 to August 30, 2013 (predecessor entity) and for each of the two years in the period ended December 28, 2012 (predecessor entity).

99.2	The unaudited interim financial statements of DSS Group, Inc. as of September 26, 2014 and for the nine months ended September 26, 2014, and for the period from June 29, 2013 to September 27, 2013 (successor entity) and the period from December 29, 2012 to August 30, 2013 (predecessor entity).

99.3	Unaudited pro forma condensed combined balance sheet as of September 27, 2014, which gives effect to the DDS Acquisition as if it had occurred on September 27, 2014; the unaudited pro forma condensed combined statement of operations for the nine months ended September 27, 2014, which gives effect to the Aimia transaction and the DDS Acquisition as if each had occurred on December 30, 2012; and the unaudited pro forma condensed combined statement of operations for the year ended December 27, 2013, which gives effect to the Aimia transaction and the DDS Acquisition as if each had occurred on December 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

February 24, 2015
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for DSS Group, Inc.

99.1	Audited financial statements of DSS Group, Inc. as of December 27, 2013 (successor entity) and December 28, 2012 (predecessor entity) and for the periods from June 29, 2013 to December 27, 2013 (successor entity), from December 29, 2012 to August 30, 2013 (predecessor entity) and for each of the two years in the period ended December 28, 2012 (predecessor entity).

99.2	Unaudited interim financial statements of DSS Group, Inc. as of September 26, 2014 and for the nine months ended September 26, 2014, and for the period from June 29, 2013 to September 27, 2013 (successor entity) and the period from December 29, 2012 to August 30, 2013 (predecessor entity).

99.3	Unaudited pro forma condensed combined balance sheet as of September 27, 2014, which gives effect to the DDS Acquisition as if it had occurred on September 27, 2014; the unaudited pro forma condensed combined statement of operations for the nine months ended September 27, 2014, which gives effect to the Aimia transaction and the DDS Acquisition as if each had occurred on December 30, 2012; and the unaudited pro forma condensed combined statement of operations for the year ended December 27, 2013, which gives effect to the Aimia transaction and the DDS Acquisition as if each had occurred on December 30, 2012.